Exhibit 31.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of SBH ASSOCIATES, INC. (the "Company") on Form 10-K for the fiscal year ended January 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shelagh Bone Hunter, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of the Company, certify that:

1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Date: May 15, 2014

By: /s/ SHELAGH BONE HUNTER

Shelagh Bone Hunter

Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer

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